                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------


        Date of Report (Date of earliest event reported): AUGUST 14, 1997
                                                         ------------------


                         BAY APARTMENT COMMUNITIES, INC.
               (Exact name of Registrant as specified in charter)



         MARYLAND                      1-12672                   77-0404318
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission file number)        (IRS employer
       of incorporation)                                     identification no.)



           4340 STEVENS CREEK BOULEVARD, SUITE 275, SAN JOSE, CA 95129
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (408) 983-1500
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

AMENDMENT OF CREDIT FACILITY

         On July 2, 1997, Bay Apartment Communities, Inc. (the "Company") amended its $200 million unsecured acquisition and construction line of credit (the "Unsecured Credit Facility") from Union Bank of Switzerland ("UBS") and other participating banks, which it originally received in May 1996. Under the terms of the Amended and Restated Revolving Loan Agreement, the Unsecured Credit Facility now matures in May 2000 and bears interest at a rate equal to the 30, 60 or 90 day London Interbank Offered Rate ("LIBOR") plus .90%. This new interest rate compares favorably with the Unsecured Credit Facility's original interest rate of LIBOR plus 1.55%. In addition, the Unsecured Credit Facility now carries a competitive bid option under which the Company may request UBS to solicit competitive bids from the participating banks for short-term borrowings priced at a margin above or below the 30, 60 or 90 day LIBOR.

PROPERTY ACQUISITIONS

         From April 30, 1997 through July 15, 1997, the Company acquired three properties (consisting of two apartment home communities and one land site), which have not previously been disclosed in a Current Report on Form 8-K, for an aggregate purchase price of approximately $44.55 million. As of August 13, 1997 the Company's portfolio consisted of 42 communities containing 10,739 apartment homes and four land sites on which it is building, or plans to commence building in the future, four communities, which will contain an aggregate of approximately 1,527 apartment homes. The recently acquired properties are described below. Except as noted below, substantially all of the purchase price for each property acquired was funded by drawing on the Company's Unsecured Credit Facility. Neither the Company, any subsidiary of the Company nor any director or officer of the Company was affiliated with or had a material relationship with the seller of any property described below.

         AMADOR OAKS. On April 30, 1997, the Company purchased a 204 apartment home community located in Dublin, California from Metric Institutional Co-Investment Partners II, a California general partnership, for approximately $22.85 million. The Company has planned a repositioning program at the community, which will include repairing and resurfacing decks, exterior caulking and painting, repairing exterior siding and trim and installing new carpet and linoleum in approximately one-half of the apartment homes. In addition, the Company intends to upgrade the community's leasing office, pool area and landscaping, install roofs on trash enclosures and replace cloth awnings.

         SAN FRANCISCO LAND SITE. On June 16, 1997, the Company acquired, through Bay Rincon, LP, a California limited partnership of which it is the sole general partner, a portion of a city block in the Rincon Hill area of San Francisco, California. This land site was purchased from CNS Partners II, Ltd., a California limited partnership, for approximately $7.8 million. The Company intends to build two 16-story towers above a four-story parking garage on this site, which will contain in the aggregate between 201 and 220 apartment homes, approximately 2,900 square feet of retail space and between 224 and 271 controlled access parking spaces.

         REGENCY APARTMENTS. On July 15, 1997, the Company purchased a 195 apartment home community located in Daly City, California from Independent Exchange Services, Inc. F/B/O Allan A. Sebanc & Beverly M. Sebanc and Kenneth D. McCloskey & Charlotte M. McCloskey for approximately $13.9 million. The Company plans to undertake a major reconstruction program at the community, which will include exterior siding, new roofs, new windows and major repairs to stairwells and decks. Interior upgrades will include new floor and wall coverings, new electrical switches and fixtures, new plumbing fixtures and new appliances throughout the community. In addition, the Company will reconstruct the leasing center and upgrade the community's recreation center and pool area, parking lots, landscaping and drainage.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)   Financial Statements under Rule 3-14 of Regulation S-X


(b)   Pro Forma Financial Statements


(c)   Exhibits

      10.1 Amended and Restated Revolving Loan Agreement, dated as of July 2, 1997, between the Company and Union Bank of Switzerland.
      23.1   Consent of Coopers & Lybrand L.L.P., Independent Accountants.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                 BAY APARTMENT COMMUNITIES, INC.



Dated:  August 14, 1997          By:/s/ Jeffrey B. Van Horn
                                    ------------------------------------------
                                    Jeffrey B. Van Horn
                                    Vice President and Chief Financial Officer

                       REPORT OF INDEPENDENT ACCOUNTANTS




Board of Directors
Bay Apartment Communities, Inc.:

We have audited the accompanying Historical Summary of Revenues and Direct Operating Expenses (the Historical Summary) of Amador Oaks Apartments, Dublin, California (the Property) for the year ended December 31, 1996. The Historical Summary is the responsibility of the Property's owner. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with rules and regulations of the Securities and Exchange Commission, as described in Note A, and is not intended to be a complete presentation of the Property's revenues and expenses and may not be comparable to results from proposed future operations of the Property.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses, described in Note A, of Amador Oaks Apartments, Dublin, California, for the year ended December 31, 1996, in conformity with generally accepted accounting principles.




San Francisco, California                            Coopers & Lybrand L.L.P.
June 2, 1997

                             AMADOR OAKS APARTMENTS
                       HISTORICAL SUMMARY OF REVENUES AND
                            DIRECT OPERATING EXPENSES

                                 -------------

                                                                      Year Ended
                                                                     December 31,
                                                                         1996
                                                                     ------------
Revenues:
  Rental income                                                       $2,397,463
  Other                                                                   50,871
                                                                      ----------
                                                                       2,448,334
                                                                      ----------

Direct operating expenses:
  On-site management                                                     225,370
  Real property tax                                                      211,976
  Utilities                                                              156,890
  Repairs and maintenance                                                184,877
  Other                                                                   74,854
                                                                      ----------
                                                                         853,967
                                                                      ----------
                Revenue in excess of direct
                  operating expenses                                  $1,594,367
                                                                      ==========


                      The accompanying note is an integral
                         part of this Historical Summary

                            AMADOR OAKS APARTMENTS
                     NOTE TO HISTORICAL SUMMARY OF REVENUES
                          AND DIRECT OPERATING EXPENSES

                                  ------------


A.    PROPERTY AND BASIS OF ACCOUNTING:

      The accompanying Historical Summary of Revenues and Direct Operating
       Expenses has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of Amador Oaks Apartments, located in Dublin, California with 204 apartment homes.

      In accordance with Rule 3-14, direct operating expenses are presented exclusive of depreciation, interest, management fees, and income taxes.

      Rental income attributable to residential leases is recorded when due from tenants.

                        REPORT OF INDEPENDENT ACCOUNTANTS



Board of Directors
Bay Apartment Communities, Inc.:

We have audited the accompanying Historical Summary of Revenues and Direct Operating Expenses (the Historical Summary) of Regency Apartments, Daly City, California (the Property) for the year ended December 31, 1996. The Historical Summary is the responsibility of the Property's owner. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with rules and regulations of the Securities and Exchange Commission, as described in Note A, and is not intended to be a complete presentation of the Property's revenues and expenses and may not be comparable to results from proposed future operations of the Property.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses, described in Note A, of Regency Apartments, Daly City, California, for the year ended December 31, 1996, in conformity with generally accepted accounting principles.




San Francisco, California                           Coopers & Lybrand L.L.P.
June 2, 1997

                               REGENCY APARTMENTS
                       HISTORICAL SUMMARY OF REVENUES AND
                            DIRECT OPERATING EXPENSES

                                  -------------

                                                                      Year Ended
                                                                     December 31,
                                                                         1996
                                                                     ------------
Revenues:
  Rental income                                                       $1,488,932
  Other                                                                   18,212
                                                                      ----------
                                                                       1,507,144
                                                                      ----------
Direct operating expenses:
  On-site management                                                      40,457
  Real property tax                                                      163,332
  Utilities                                                              135,044
  Repairs and maintenance                                                292,890
  Other                                                                   29,135
                                                                      ----------
                                                                         660,858
                                                                      ----------
                Revenue in excess of direct
                  operating expenses                                  $  846,286
                                                                      ==========


                      The accompanying note is an integral
                         part of this Historical Summary

                               REGENCY APARTMENTS
                     NOTE TO HISTORICAL SUMMARY OF REVENUES
                          AND DIRECT OPERATING EXPENSES

                                  -------------


A.    PROPERTY AND BASIS OF ACCOUNTING:

      The accompanying Historical Summary of Revenues and Direct Operating
       Expenses has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of Regency Apartments, located in Daly City, California with 195 apartment homes.

      In accordance with Rule 3-14, direct operating expenses are presented exclusive of depreciation, interest, management fees, and income taxes.

      Rental income attributable to residential leases is recorded when due from tenants.

                         BAY APARTMENT COMMUNITIES, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1996
                      (In thousands, except per share data)
                                   (Unaudited)

                                                                          1997            Other
                                                       Historical     Acquisitions     Transactions       Pro Forma
                                                      ------------    ------------     ------------      ------------
Assets:

  Real Estate Assets:
    Land                                               $    152,277    $      8,901 A             --      $    161,178
    Buildings and Improvements                              511,583          26,704 A             --           538,287
    Furniture, fixtures & equipment                          35,542           1,491 A             --            37,033
                                                       ------------    ------------     ------------      ------------
                                                            699,402          37,096               --           736,498
    Less accumulated depreciation                           (52,554)              0               --           (52,554)
                                                       ------------    ------------     ------------      ------------
  Operating real estate assets                              646,848          37,096               --           683,944

  Construction in progress                                   50,945               0               --            50,945
                                                       ------------    ------------     ------------      ------------
    Net Real Estate Assets                                  697,793          37,096               --           734,889

  Cash & cash equivalents                                       920                                0 D             920
  Restricted cash                                               960               0               --               960
  Other assets, net                                          12,236               0               --            12,236
                                                       ------------    ------------     ------------      ------------
       Total Assets                                    $    711,909    $     37,096     $          0      $    749,005
                                                       ============    ============     ============      ============

Liabilities and Shareholders' Equity:

  Notes payable                                             273,688          36,906 B        (36,906)E         273,688
  Accounts payable and accrued expenses                       5,450               0               --             5,450
  Dividends payable                                           8,939               0               --             8,939
  Other liabilities                                           4,553             190 C             --             4,743
                                                       ------------    ------------     ------------      ------------
       Total Liabilities                                    292,630          37,096          (36,906)          292,820

  Minority interest                                           7,002              --            7,002

  Shareholders' Equity:
    Preferred stock                                              27               0               15 F              42
    Common stock                                                190               0                0               190
    Paid in capital                                         435,723               0           36,891 G         472,614
    Dividends in excess of accumulated earnings             (23,663)              0               --           (23,663)
                                                       ------------    ------------     ------------      ------------
       Total Shareholders' Equity                           412,277               0           36,906           449,183
                                                       ------------    ------------     ------------      ------------
       Total Liabilities and Shareholders' Equity      $    711,909    $     37,096     $          0      $    749,005
                                                       ============    ============     ============      ============

                         BAY APARTMENT COMMUNITIES, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996
                 (In thousands, except share and per share data)
                                   (Unaudited)

                                                                          1997            Other
                                                       Historical     Acquisitions     Transactions       Pro Forma
                                                      ------------    ------------     ------------      ------------
Revenue:
    Rental                                            $     80,377    $      3,886 H             --      $     84,263
    Other                                                    2,216              69 H             --             2,285
                                                      ------------    ------------     ------------      ------------
       Total revenue                                        82,593           3,955               --            86,548
                                                      ------------    ------------     ------------      ------------
Expenses:
    Property operating                                      18,924           1,036 I             --            19,960
    Property taxes                                           6,353             375 I             --             6,728
    General and administrative                               3,895             104 I             --             3,999
    Interest and financing                                  14,276           2,602 J         (2,602) L         14,276
    Depreciation and amortization                           18,689           1,103 K             --            19,792
                                                      ------------    ------------     ------------      ------------
       Total expenses                                       62,137           5,220           (2,602)           64,755
                                                      ------------    ------------     ------------      ------------
    Income before minority interest and                     20,456          (1,265)           2,602            21,793
       extraordinary item

Minority interest                                             (319)             --               --              (319)
                                                      ------------    ------------     ------------      ------------
    Income before extraordinary item                        20,137          (1,265)           2,602            21,474

Extraordinary item                                            (511)             --               --              (511)
                                                      ------------    ------------     ------------      ------------
    Net income                                              19,626          (1,265)           2,602            20,963

Preferred dividend requirement                              (4,264)             --           (3,136) M         (7,400)
                                                      ------------    ------------     ------------      ------------
    Earnings available to common shares               $     15,362         ($1,265)           ($534)     $     13,563
                                                      ============    ============     ============      ============

    Weighted average shares outstanding                 15,126,242                                         15,126,242

    Per share                                         $       1.02                                       $       0.90

1.    Basis of Presentation:

The pro forma financial statements of Bay Apartment Communities, Inc. (the "Company"), which are unaudited, have been prepared based on the historical financial statements of the Company. The pro forma consolidated balance sheet has been prepared as if the acquisition of the two apartment communities during the period from April 30, 1997 to July 15, 1997 (the "1997 Acquisition Communities"), an underwritten public offering of Series C preferred stock in June 1997 (the "June Offering"), and related paydown on the $200 million unsecured line of credit (the "Credit Facility"), had occurred on December 31, 1996. The pro forma consolidated statement of operations for the twelve months ended December 31, 1996, has been prepared as if the above mentioned events had occurred on January 1, 1996. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made. The pro forma financial statements should be read in conjunction with the historical financial statements of the Company.


2.    PRO FORMA ADJUSTMENTS:

A- Additional real estate assets are attributable to the 1997 Acquisition Communities which consist of the $13.9 million acquisition of the Regency Apartments, and the $22.85 million acquisition of the Amador Apartments.

B- Increase in Notes Payable is attributable to cash used to acquire the 1997 Acquisition Communities which was drawn from the Credit Facility.

C- Increase in other liabilities is attributable to resident deposits and accrued property taxes from the 1997 Acquisition Communities.

D- There is no change in cash which is attributable to $36.9 million of the net proceeds from the June Offering which were used to paydown the Credit Facility. This represents 1,476,000 shares of the total 2,300,000 shares issued.

E- Decrease in notes payable is attributable to the paydown of the Credit Facility.

F- Increase in preferred stock is attributable to the issuance of shares in the June Offering.

G- Additional paid in capital is attributable to the net proceeds from the June Offering.

H- Additional rental and other revenue is attributable to the 1997 Acquisition Communities.

I- Additional property operating expense, property tax expense, and general and administrative expense are attributable to the 1997 Acquisition Communities.

J- Additional Interest and Financing expense is attributable to the interest incurred on funds obtained from the Credit Facility which were used to acquire the 1997 Acquisition Communities.

K- Depreciation expense attributable to the 1997 Acquisition Communities has been computed using the straight-line method over 30 years for buildings and 7 years for furniture, fixtures and equipment.

L- Decrease in Interest and Financing is attributable to the net proceeds from the June Offering used to paydown the Credit Facility.

M- Increase in preferred dividends required for 1,476,000 shares issued under the June Offering.